MAINSTAY GROUP OF FUNDS

MainStay Epoch Global Equity Yield Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Income Builder Fund

(the “Funds”)

Supplement dated August 17, 2017 (“Supplement”) to the
Summary Prospectuses and Prospectuses dated February 28, 2017, as supplemented and

Statement of Additional Information dated February 28, 2017, as supplemented (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and SAI.

Effective October 31, 2017, Eric Sappenfield will no longer serve as a portfolio manager of the Funds. All references to Mr. Sappenfield are deleted in their entirety.

Michael Welhoelter, William Priest, Kera Van Valen, and John M. Tobin will continue to serve as portfolio managers of the Funds. Dan Roberts, Michael Kimble, and Louis N. Cohen will also continue to serve as portfolio managers of the MainStay Income Builder Fund for the portion of the Fund subadvised by MacKay Shields LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.